PROXY CARD-----(FRONT)-------

                               HANNAFORD BROS. CO.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Hugh G. Farrington, Andrew P. Geoghegan and Blythe
J. McGarvie, or any one of them, proxies with full power of substitution, to represent and vote all the shares of Common Stock of Hannaford Bros. Co. held by the undersigned, at the Annual Meeting of Shareholders to be held May 19, 1999, or any adjournment thereof.

1.  TO ELECT FOUR CLASS III DIRECTORS
      FOR all nominees listed below (except as marked to the contrary below) WITHHOLD AUTHORITY to vote for all nominees listed below
    (INSTRUCTION:  To withhold authority to vote for any individual nomi-
                   nee strike a line through the nominee's name below)
                   Robert D. Bolinder, Richard K. Lochridge, Renee M. Love or Robert J. Murray.

2.    TO RATIFY THE APPOINTMENT OF AUDITORS      FOR    AGAINST    ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.


                                              (To be signed on other side)


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                                               --------(BACK)---------

                                               THIS PROXY WHEN PROPERLY EXECUTED
                                               WILL  BE  VOTED  IN  THE   MANNER
                                               DIRECTED     HEREBY     BY    THE
                                               UNDERSIGNED  SHAREHOLDER.  IF  NO
                                               DIRECTION  IS  MADE,  THIS  PROXY
                                               WILL BE VOTED  "FOR"  PROPOSALS 1
                                               and 2.

                                               The undersigned hereby revokes
                                               any proxy previously given and
                                               acknowledges receipt of the
                                               Notice of, and Proxy Statement
                                               for,the aforesaid meeting and
                                               a copy of the 1998 Annual Report.

                                               Dated                     1999



                                               Signature(s)



                                               Signature(s)

                                               Executors,        administrators,
                                               trustees,  partners,   guardians,
                                               attorneys and corporate  officers
                                               should add their titles as such.

                                               PLEASE MARK, SIGN AS YOUR NAME
                                               APPEARS ABOVE, DATE AND RETURN
                                               THE PROXY CARD PROMPTLY, USING
                                               THE ENCLOSED ENVELOPE.